                                                                    EXHIBIT 10.4

                    INTELLECTUAL PROPERTY SECURITY AGREEMENT

     This Intellectual Property Security Agreement is entered into as of March 28, 2003 by and between COMERICA BANK-CALIFORNIA ("Bank") and PRIORITY FULFILLMENT SERVICES, INC., a Delaware corporation (collectively, "Grantor").

                                    RECITALS

     A. Bank has agreed to make certain advances of money and to extend certain financial accommodation to Grantor (the "Loans") in the amounts and manner set forth in that certain Loan and Security Agreement by and between Bank, Grantor and Priority Fulfillment Services of Canada, Inc. dated of even date herewith (as the same may be amended, modified or supplemented from time to time, the "Loan Agreement"; capitalized terms used herein are used as defined in the Loan Agreement).

     B. Bank is willing to make the Loans to Grantor, but only upon the condition, among others, that Grantor shall grant to Bank a security interest in certain Copyrights, Trademarks and Patents to secure the obligations of Grantor under the Loan Agreement.

     C. Pursuant to the terms of the Loan Agreement, Grantor has granted to Bank a security interest in all of Grantor's right, title and interest, whether presently existing or hereafter acquired, in, to and under all of the Collateral.

     NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound, as collateral security for the prompt and complete payment when due of its obligations under the Loan Agreement and all other agreements now existing or hereafter arising between Grantor and Bank, Grantor hereby represents, warrants, covenants and agrees as follows:

                                    AGREEMENT

     To secure its obligations under the Loan Agreement and under any other agreement now existing or hereafter arising between Bank and Grantor, Grantor grants and pledges to Bank a security interest in all of Grantor's right, title and interest in, to and under its Intellectual Property Collateral (including without limitation those Copyrights, Patents and Trademarks listed on Schedules A, B and C hereto), and including without limitation all proceeds thereof (such as, by way of example but not by way of limitation, license royalties and proceeds of infringement suits), the right to sue for past, present and future infringements, all rights corresponding thereto throughout the world and all re-issues, divisions continuations, renewals, extensions and continuations-in-part thereof.

     This security interest is granted in conjunction with the security interest granted to Bank under the Loan Agreement. The rights and remedies of Bank with respect to the security interest granted hereby are in addition to those set forth in the Loan Agreement and the other Loan Documents, and those which are now or hereafter available to Bank as a matter of law or equity. Each right, power and remedy of Bank provided for herein or in the Loan Agreement or any of the Loan Documents, or now or hereafter existing at law or in equity shall be cumulative and concurrent and shall be in addition to every right, power or remedy provided for herein and the exercise by Bank of any one or more of the rights, powers or remedies provided for in this Intellectual Property Security Agreement, the Loan Agreement or any of the other Loan Documents, or now or hereafter existing at law or in equity, shall not preclude the simultaneous or later exercise by any person, including Bank, of any or all other rights, powers or remedies.

     Grantor represents and warrants that Exhibits A, B, and C attached hereto set forth any and all intellectual property rights in connection to which Grantor has registered or filed an application with either the United States Patent and Trademark Office or the United States Copyright Office, as applicable.

     IN WITNESS WHEREOF, the parties have caused this Intellectual Property Security Agreement to be duly executed by its officers thereunto duly authorized as of the first date written above.



                                            GRANTOR:

Address of Grantor:                         PRIORITY FULFILLMENT SERVICES, INC.

500 N. Central Expressway, 5th Floor
Plano, Texas 75074                          By:
Attn:  Thomas J. Madden                        ---------------------------------
                                            Title:
                                                  ------------------------------

                                            BANK:
                                                 -------------------------------

                                            COMERICA BANK-CALIFORNIA
Address of Bank:

Comerica Bank-California                    By:
Commercial Loan Services Department               ------------------------------
9920 S. La Cienega Blvd., 14th Floor        Title:
Inglewood, CA 90301                               ------------------------------

Attn:  Loan Documentation

                                    EXHIBIT A

                                   Copyrights


                                              Registration       Registration
                                                 Number              Date
                                              ------------       ------------
Description
-----------
NONE

                                    EXHIBIT B

                                     Patents


                                              Registration/      Registration/
                                               Application        Application
Description                                       Number              Date
-----------                                   ------------       -------------
NONE

                                    EXHIBIT C

                                   Trademarks

REGISTRATIONS

MARK                         REGISTRATION NUMBER          DATE REGISTERED
----                         -------------------          ---------------
PFSWEB                       2,345,487                    4/25/00

FROM THE CLICK               2,643,270                    10/31/00
OF THE MOUSE TO
THE KNOCK AT THE
HOUSE

ENTENTEWEB                   2,656,989                    12/3/02


PENDING APPLICATIONS

MARK                         SERIAL NUMBER                DATE FILED
----                         -------------                ----------
THE EVOLUTION                76/271,303                   6/14/01
OF OUTSOURCING

PFSWEB AND DESIGN            76/271,304                   6/14/01

ENTENTEREPORT                76/405,570                   5/10/02

ENTENTE SUITE                76/079,094                   6/28/00

ENTENTEDIRECT                76/079,092                   6/28/00

ENTENTEMESSAGE               76/079,093                   6/28/00